                                                                       EXHIBIT D

                          AGREEMENT RE JOINT FILING OF
                                  SCHEDULE 13D
                                  ------------


The undersigned hereby agrees as follows:

     (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

     (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated:  October 9, 1998


                                      BROWN'S DOCK, L.L.C.


                                      By: /s/ James C. Comis III
                                             ----------------------
                                      Print Name: James C. Comis III
                                      Its:  Managing Director


                                      INVERNESS/PHOENIX PARTNERS LP

                                          By:  Inverness/Phoenix Capital LLC,
                                          Its: General Partner

                                          By:  Inverness Management Fund I LLC
                                          Its: Managing Member

                                          By:  WMD LLC
                                          Its: General Partner

                                          By: /s/ W. McComb Dunwoody
                                              ----------------------
                                          Print Name: W. McComb Dunwoody
                                          Its: Managing Member
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                                      EXECUTIVE CAPITAL PARTNERS I LP

                                          By:  Inverness/Phoenix Capital LLC,
                                          Its: General Partner

                                          By:  Inverness Management Fund I LLC
                                          Its: Managing Member

                                           By:  WMD LLC
                                           Its: General Partner

                                           By: /s/ W. McComb Dunwoody
                                               ----------------------
                                           Print Name: W. McComb Dunwoody
                                           Its: Managing Member


                                      INVERNESS/PHOENIX CAPITAL LLC

                                          By:  Inverness Management Fund ILLC
                                          Its: Managing Member

                                          By:  WMD LLC
                                          Its: General Partner

                                          By:  /s/ W. McComb Dunwoody
                                               ----------------------
                                          Print Name: W. McComb Dunwoody
                                          Its: Managing Member


                                      DCPM HOLDINGS, INC.

                                      By:  /s/ Paul Chute
                                               ---------------
                                      Print Name: Paul Chute
                                      Its: Vice-President


                                      PHOENIX HOME LIFE MUTUAL
                                      INSURANCE COMPANY

                                      By:  /s/ Christopher Wilkos
                                           ----------------------
                                      Print Name: Christopher Wilkos
                                      Its: Vice-President

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                                      PHOENIX INVESTMENT PARTNERS, LTD.

                                      By: /s/ Michael E. Haylon
                                          ---------------------
                                      Print Name: Michael E. Haylon
                                      Its:  Executive Vice-President


                                      INVERNESS MANAGEMENT FUND I LLC

                                          By:  WMD LLC, its General Partner

                                          By:  /s/ W. McComb Dunwoody
                                               ----------------------
                                          Print Name: W. McComb Dunwoody
                                          Its: Managing Member

                                      WMD LLC

                                          By:  /s/ W. McComb Dunwoody
                                          ---------------------------
                                          Print Name: W. McComb Dunwoody
                                          Its: Managing Member



                                      J.C. COMIS LL

                                          By:  /s/ James C. Comis III
                                               ----------------------
                                          Print Name:  James C. Comis III
                                          Its: Managing Member


                                        /s/ W. McComb Dunwoody
                                      ------------------------
                                      W. McComb Dunwoody



                                       /s/ James C. Comis III
                                      -----------------------
                                      James C. Comis III